Schedule of Investments PIMCO Income Strategy Fund II	October 31, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 146.2% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 25.4%
AAdvantage Loyalty IP Ltd. 5.500% (LIBOR03M + 4.750%) due 04/20/2028 ~		$900	$938
Aggreko PLC TBD% due 08/17/2026		1,379	1,372
AP Core Holdings, LLC 6.250% (LIBOR03M + 5.500%) due 09/01/2027 ~		7,122	7,146
Armor Holding, LLC TBD% due 10/29/2028		1,800	1,782
Astound Radiate Bridge TBD% due 09/25/2026		3,552	3,546
BWAY Holding Co. 3.337% (LIBOR03M + 3.250%) due 04/03/2024 ~		895	873
Caesars Resort Collection LLC
2.837% (LIBOR03M + 2.750%) due 12/23/2024 ~		11,550	11,509
Carnival Corp.
3.750% (EUR003M + 3.750%) due 06/30/2025 ~	EUR	2,294	2,651
4.000% (LIBOR03M + 3.250%) due 10/18/2028 ~		$1,118	1,118
CBL & Associates Properties, Inc. TBD% due 11/01/2028		89	89
Cengage Learning, Inc. 5.750% (LIBOR03M + 4.750%) due 06/29/2026 ~		5,680	5,720
Clear Channel Outdoor Holdings, Inc. 3.601% - 3.629% (LIBOR03M + 3.500%) due 08/21/2026 ~		3,789	3,734
Dei Sales, Inc. 6.250% (LIBOR03M + 5.500%) due 04/23/2028 ~		5,068	5,046
Emerald TopCo, Inc. 3.587% - 3.629% (LIBOR03M + 3.500%) due 07/24/2026 ~		112	111
Envision Healthcare Corp. 3.837% (LIBOR03M + 3.750%) due 10/10/2025 ~		23,514	19,517
Fly Funding SARL 7.000% (LIBOR03M + 6.000%) due 10/08/2025 ~		5,130	5,149
Forbes Energy Services LLC (7.000% PIK) 7.000% due 12/31/2021 «(c)		386	0
Frontier Communications Corp. 4.500% (LIBOR03M + 3.750%) due 05/01/2028 ~		5,463	5,467
Gateway Casinos & Entertainment Limited
8.136% (LIBOR03M + 8.000%) due 10/15/2027 «~		6,829	6,689
8.460% due 10/18/2027 «	CAD	1,490	1,204
Hertz Corp. 4.000% (LIBOR03M + 3.500%) due 06/30/2028 ~		$6	6
Intelsat Jackson Holdings S.A. 3.600% - 5.750% (LIBOR03M + 4.750%) due 10/13/2022 «~µ		1,663	1,671
Lealand Finance Company B.V. 3.087% (LIBOR03M + 3.000%) due 06/30/2024 «~		88	53
Lealand Finance Company B.V. (1.087% Cash and 3.000% PIK) 4.087% (LIBOR03M + 1.000%) due 06/30/2025 ~(c)		778	366
Mavenir Systems, Inc. 5.250% (LIBOR03M + 4.750%) due 08/13/2028 ~		2,700	2,715
Medline Industries, Inc.
TBD% due 10/23/2028		2,100	2,104
MH Sub LLC 3.587% (LIBOR03M + 3.500%) due 09/13/2024 ~		2,236	2,230
MPH Acquisition Holdings LLC 4.750% (LIBOR03M + 4.250%) due 08/17/2028 ~		7,000	6,840
Promotora de Informaciones SA TBD% due 03/31/2025	EUR	6,139	6,950
PUG LLC 3.587% (LIBOR03M + 3.500%) due 02/12/2027 ~		$5,549	5,455
Redstone Buyer LLC 5.500% (LIBOR03M + 4.750%) due 04/27/2028 ~		3,339	3,237
Rising Tide Holdings, Inc. 5.500% (LIBOR03M + 4.750%) due 06/01/2028 ~		1,097	1,100
Sasol Ltd. 0.500% - 1.720% (LIBOR03M + 1.600%) due 11/23/2022 «~µ		4,745	4,577
Sequa Mezzanine Holdings LLC 11.750% (LIBOR03M + 10.750%) due 04/28/2024 ~		94	94
SkyMiles IP Ltd. 4.750% (LIBOR03M + 3.750%) due 10/20/2027 ~		400	426
Syniverse Holdings, Inc.
TBD% due 10/15/2028 «		17,131	17,115
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		14,854	14,864
10.000% (LIBOR03M + 9.000%) due 03/11/2024 ~		1,584	1,586

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

Team Health Holdings, Inc. 3.750% (LIBOR03M + 2.750%) due 02/06/2024 ~		9,767	9,325
TK Elevator Midco Gmbh TBD% due 07/29/2027	EUR	4,200	4,834
U.S. Renal Care, Inc.
6.500% (LIBOR03M + 5.500%) due 06/26/2026 ~		$4,300	4,275
Univision Communications, Inc. 3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		3,715	3,715
Westmoreland Coal Company (15.000% PIK) 15.000% due 03/15/2029 (c)		4,517	1,355
Windstream Services LLC 7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		2,813	2,830

Total Loan Participations and Assignments (Cost $187,136)			181,384

CORPORATE BONDS & NOTES 68.7%
BANKING & FINANCE 18.1%
Ally Financial, Inc. 8.000% due 11/01/2031 (m)		974	1,366
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/2029 (m)		4,800	4,626
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	2,600	2,977
2.625% due 04/28/2025		5,847	6,849
3.625% due 09/24/2024		1,200	1,429
5.375% due 01/18/2028 •		2,100	1,778
8.000% due 01/22/2030 •		2,102	1,883
8.500% due 09/10/2030 •		1,000	925
10.500% due 07/23/2029		1,541	1,630
Banco de Credito del Peru 4.650% due 09/17/2024	PEN	800	197
Barclays PLC
6.125% due 12/15/2025 •(i)(j)(m)		$2,115	2,326
7.125% due 06/15/2025 •(i)(j)	GBP	1,200	1,817
7.750% due 09/15/2023 •(i)(j)(m)		$1,000	1,089
7.875% due 09/15/2022 •(i)(j)	GBP	415	597
8.000% due 06/15/2024 •(i)(j)(m)		$400	446
Cosaint Re Pte Ltd. 9.288% (T-BILL 1MO + 9.250%) due 04/03/2028 ~		900	940
Credit Agricole S.A. 7.875% due 01/23/2024 •(i)(j)		300	333
Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)		200	213
7.500% due 12/11/2023 •(i)(j)(m)		7,243	7,913
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/2025		377	388
GSPA Monetization Trust 6.422% due 10/09/2029		2,947	3,141
HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	296
6.000% due 09/29/2023 •(i)(j)(m)	EUR	2,070	2,588
6.500% due 03/23/2028 •(i)(j)(m)		$300	335
Lloyds Banking Group PLC
7.500% due 09/27/2025 •(i)(j)		5,999	6,888
7.625% due 06/27/2023 •(i)(j)	GBP	2,300	3,372
7.875% due 06/27/2029 •(i)(j)		6,518	11,223
MGM Growth Properties Operating Partnership LP
3.875% due 02/15/2029 (m)		$3,700	3,923
4.500% due 01/15/2028 (m)		2,291	2,487
Natwest Group PLC
6.000% due 12/29/2025 •(i)(j)(m)		2,400	2,659
8.000% due 08/10/2025 •(i)(j)(m)		5,990	7,031
Navient Corp. 5.625% due 08/01/2033		48	46
Newmark Group, Inc. 6.125% due 11/15/2023		62	67
OneMain Finance Corp. 6.125% due 03/15/2024		134	143
PennyMac Financial Services, Inc.
4.250% due 02/15/2029 (m)		300	283
5.750% due 09/15/2031 (m)		1,500	1,478
PRA Group, Inc.
5.000% due 10/01/2029 (m)		1,500	1,484
7.375% due 09/01/2025 (m)		2,000	2,135
Santander UK Group Holdings PLC 6.750% due 06/24/2024 •(i)(j)	GBP	2,025	3,017
Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)		$200	224
7.375% due 10/04/2023 •(i)(j)(m)		600	646
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	613	1,081
6.052% due 10/13/2039 (m)		2,207	3,940
Unique Pub Finance Co. PLC 5.659% due 06/30/2027		421	650

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

Uniti Group LP
6.000% due 01/15/2030		$6,865	6,789
7.875% due 02/15/2025 (m)		14,880	15,668
Voyager Aviation Holdings LLC 8.500% due 05/09/2026		8,297	7,625

			128,941

INDUSTRIALS 41.6%
Altice Financing S.A.
4.250% due 08/15/2029	EUR	1,979	2,249
5.750% due 08/15/2029 (m)		$4,629	4,560
Associated Materials LLC 9.000% due 09/01/2025		304	323
BCP Modular Services 4.750% due 11/30/2028	EUR	1,910	2,208
Boeing Co.
5.705% due 05/01/2040 (m)		$860	1,106
5.805% due 05/01/2050 (m)		1,116	1,532
5.930% due 05/01/2060 (m)		1,036	1,460
6.125% due 02/15/2033 (m)		1,755	2,227
Bombardier, Inc.
7.125% due 06/15/2026 (m)		1,851	1,944
7.500% due 12/01/2024 (m)		3,302	3,442
7.500% due 03/15/2025 (m)		7,700	7,914
7.875% due 04/15/2027 (m)		2,803	2,918
Broadcom, Inc.
3.187% due 11/15/2036 (m)		60	59
3.500% due 02/15/2041 (m)		2,700	2,683
3.750% due 02/15/2051 (m)		1,100	1,139
4.150% due 11/15/2030 (m)		572	629
CGG S.A.
7.750% due 04/01/2027	EUR	2,600	3,002
8.750% due 04/01/2027		$3,656	3,605
Charter Communications Operating LLC
3.700% due 04/01/2051		200	197
3.850% due 04/01/2061 (m)		400	387
3.900% due 06/01/2052 (m)		5,900	5,979
4.400% due 12/01/2061 (m)		5,200	5,529
Community Health Systems, Inc.
6.625% due 02/15/2025 (m)		4,788	4,986
8.000% due 03/15/2026 (m)		494	522
Coty, Inc.
3.875% due 04/15/2026	EUR	6,700	7,902
5.000% due 04/15/2026 (m)		$5,000	5,131
CVS Pass-Through Trust 7.507% due 01/10/2032 (m)		746	930
Delta Air Lines, Inc. 7.375% due 01/15/2026 (m)		508	598
Deluxe Corp. 8.000% due 06/01/2029 (m)		5,510	5,808
Envision Healthcare Corp. 8.750% due 10/15/2026 (m)		4,556	3,068
Exela Intermediate LLC 10.000% due 07/15/2023		120	101
Ferroglobe PLC 9.375% due 12/31/2025 (k)		1,700	1,757
First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		1,252	1,272
6.875% due 03/01/2026 (m)		1,000	1,042
Ford Motor Co. 7.700% due 05/15/2097 (m)		9,770	12,778
Fresh Market, Inc. 9.750% due 05/01/2023 (m)		7,590	7,808
Frontier Communications Corp. 6.000% due 01/15/2030 (m)		1,745	1,755
Frontier Finance PLC 8.000% due 03/23/2022	GBP	863	1,203
Gannett Holdings LLC 6.000% due 11/01/2026		$400	400
General Electric Co. 6.875% due 01/10/2039		2	3
HCA, Inc. 7.500% due 11/15/2095 (m)		1,200	1,798
HollyFrontier Corp. 4.500% due 10/01/2030 (m)		10,747	11,721
Innophos Holdings, Inc. 9.375% due 02/15/2028		124	135
Intelsat Connect Finance S.A. 9.500% due 02/15/2023 ^(d)		52	13
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		3,453	1,739
8.000% due 02/15/2024		11	11
8.500% due 10/15/2024 ^(d)		11,500	5,937
9.750% due 07/15/2025 ^(d)		9,438	4,754

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

Intelsat Luxembourg S.A. 8.125% due 06/01/2023 ^(d)		7,535	85
Jaguar Land Rover Automotive PLC 5.875% due 01/15/2028 (m)		2,600	2,597
Melco Resorts Finance Ltd. 5.750% due 07/21/2028 (m)		1,900	1,895
Mohegan Gaming & Entertainment 8.000% due 02/01/2026 (m)		1,200	1,239
Mozart Debt Merger Sub, Inc.
3.875% due 04/01/2029 (m)		2,100	2,092
5.250% due 10/01/2029		1,800	1,829
NCL Corp. Ltd.
10.250% due 02/01/2026 (m)		3,845	4,422
12.250% due 05/15/2024 (m)		3,440	4,062
New Albertson's LP 6.570% due 02/23/2028		6,800	7,544
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (m)		10,500	11,678
Noble Corp. PLC (11.000% Cash or 15.000% PIK) 11.000% due 02/15/2028 (c)		51	57
Odebrecht Oil & Gas Finance Ltd. 0.000% due 11/29/2021 (g)(i)		1,101	16
Oi Movel S.A. 8.750% due 07/30/2026		2,500	2,595
Ortho-Clinical Diagnostics, Inc. 7.375% due 06/01/2025		131	138
Petroleos Mexicanos
2.750% due 04/21/2027	EUR	4,476	4,853
4.875% due 02/21/2028		318	371
5.950% due 01/28/2031 (m)		$2,567	2,531
6.500% due 03/13/2027 (m)		2,659	2,838
6.750% due 09/21/2047		50	44
6.840% due 01/23/2030 (m)		2,530	2,650
6.950% due 01/28/2060		320	284
7.690% due 01/23/2050 (m)		2,320	2,220
QVC, Inc. 5.950% due 03/15/2043 (m)		2,954	3,076
Rolls-Royce PLC
3.625% due 10/14/2025 (m)		1,500	1,534
5.750% due 10/15/2027	GBP	1,700	2,592
Russian Railways via RZD Capital PLC 7.487% due 03/25/2031 (m)		1,300	2,372
Sands China Ltd. 5.400% due 08/08/2028 (m)		$5,811	6,285
Schenck Process Holding GmbH 6.875% due 06/15/2023	EUR	400	465
Spirit AeroSystems, Inc. 3.950% due 06/15/2023		$3,142	3,191
Studio City Finance Ltd.
6.000% due 07/15/2025 (m)		2,100	2,042
6.500% due 01/15/2028 (m)		2,100	2,022
Teva Pharmaceutical Finance BV 3.650% due 11/10/2021		1,913	1,918
Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		2,020	2,283
5.750% due 09/30/2039 (m)		11,837	14,392
Transocean Pontus Ltd. 6.125% due 08/01/2025		102	102
Transocean, Inc.
7.250% due 11/01/2025		74	61
7.500% due 01/15/2026		69	56
8.000% due 02/01/2027		134	103
Triumph Group, Inc. 6.250% due 09/15/2024		70	70
U.S. Renal Care, Inc. 10.625% due 07/15/2027		69	72
Unigel Luxembourg S.A. 8.750% due 10/01/2026		400	425
United Airlines, Inc. 4.375% due 04/15/2026 (m)		2,100	2,175
United Group BV 4.875% due 07/01/2024	EUR	100	117
Univision Communications, Inc. 5.125% due 02/15/2025 (m)		$571	580
Valaris Ltd. (8.250% Cash or 12.000% PIK) 8.250% due 04/30/2028 (c)		1,131	1,180
Vale Overseas Ltd.
6.875% due 11/21/2036		53	69
6.875% due 11/10/2039		41	54
Vale S.A. 0.000% due 12/29/2049 «~(i)	BRL	110,000	10,383
Veritas U.S., Inc. 7.500% due 09/01/2025 (m)		$1,123	1,165
Vertiv Group Corp. 4.125% due 11/15/2028 (m)		1,700	1,694

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

Viking Cruises Ltd. 13.000% due 05/15/2025 (m)		6,375	7,307
VOC Escrow Ltd. 5.000% due 02/15/2028 (m)		2,200	2,186
Windstream Escrow LLC 7.750% due 08/15/2028		8,528	9,031
Wolverine Escrow LLC
8.500% due 11/15/2024		11,846	11,007
9.000% due 11/15/2026 (m)		6,996	6,448
Wynn Las Vegas LLC 5.500% due 03/01/2025 (m)		3,800	3,869
Wynn Macau Ltd.
5.125% due 12/15/2029		200	181
5.500% due 01/15/2026 (m)		1,600	1,507
5.625% due 08/26/2028 (m)		1,000	935

			297,253

UTILITIES 9.0%
AT&T, Inc.
3.500% due 02/01/2061 (m)		1,422	1,389
3.850% due 06/01/2060 (m)		2,548	2,694
DTEK Finance PLC (1.500% Cash and 3.500% PIK) 5.000% due 12/31/2027 (c)		4,209	2,588
Genesis Energy LP 8.000% due 01/15/2027 (m)		1,937	1,949
NGD Holdings BV 6.750% due 12/31/2026		396	390
Northwestern Bell Telephone 7.750% due 05/01/2030		12,625	15,997
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK) 7.350% due 12/01/2026 ^(c)		247	143
Odebrecht Offshore Drilling Finance Ltd. 6.720% due 12/01/2022 ^		559	557
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK) 7.720% due 12/01/2026 ^(c)		7,881	1,980
Oi S.A. (10.000% Cash or 12.000% PIK) 10.000% due 07/27/2025 (c)		4,000	3,609
Pacific Gas & Electric Co.
3.450% due 07/01/2025		228	237
3.750% due 08/15/2042		22	21
4.000% due 12/01/2046		8	8
4.300% due 03/15/2045		27	27
4.450% due 04/15/2042 (m)		535	546
4.500% due 07/01/2040 (m)		2,873	2,994
4.500% due 12/15/2041		22	22
4.550% due 07/01/2030 (m)		3,739	4,076
4.600% due 06/15/2043		18	18
4.750% due 02/15/2044 (m)		6,295	6,518
4.950% due 07/01/2050 (m)		4,703	5,212
Peru LNG SRL 5.375% due 03/22/2030		5,370	4,561
Petrobras Global Finance BV
6.625% due 01/16/2034	GBP	100	155
6.750% due 06/03/2050 (m)		$2,175	2,235
Rio Oil Finance Trust
8.200% due 04/06/2028		232	265
9.250% due 07/06/2024		460	503
9.250% due 07/06/2024 (m)		958	1,047
9.750% due 01/06/2027		415	486
Transocean Poseidon Ltd. 6.875% due 02/01/2027		3,825	3,821

			64,048

Total Corporate Bonds & Notes (Cost $478,436)			490,242

CONVERTIBLE BONDS & NOTES 0.5%
INDUSTRIALS 0.5%
DISH Network Corp. 3.375% due 08/15/2026		3,400	3,473

Total Convertible Bonds & Notes (Cost $3,400)			3,473

MUNICIPAL BONDS & NOTES 3.6%
ILLINOIS 0.0%
Chicago, Illinois General Obligation Bonds, Series 2015 7.750% due 01/01/2042		56	64

OHIO 2.4%
Ohio State University Revenue Bonds, Series 2011 4.800% due 06/01/2111		11,000	16,876

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

PUERTO RICO 0.4%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014 8.000% due 07/01/2035 ^(d)	3,500	3,089

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007 6.706% due 06/01/2046	785	821

WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)	45,700	4,855

Total Municipal Bonds & Notes (Cost $16,719)		25,705

U.S. GOVERNMENT AGENCIES 2.1%
Fannie Mae
3.500% due 02/25/2042 (a)	423	38
4.500% due 11/25/2042 (a)	1,193	169
6.161% due 01/25/2040 •(a)	182	29
Freddie Mac
0.000% due 02/25/2046 (b)(g)	2,187	1,837
0.100% due 02/25/2046 (a)	2,188	1
0.700% due 11/25/2055 ~(a)	34,262	2,692
3.000% due 02/15/2033 (a)	1,064	91
3.500% due 12/15/2032 (a)	1,542	181
6.145% due 11/25/2055 «~	8,309	5,130
7.639% due 12/25/2027 •	2,867	3,100
10.839% due 03/25/2025 •	473	488
11.780% due 09/15/2035 •	776	973
Ginnie Mae
3.500% due 06/20/2042 - 10/20/2042 (a)	253	26
4.000% due 10/16/2042 - 10/20/2042 (a)	209	27

Total U.S. Government Agencies (Cost $15,084)		14,782

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.3%
Banc of America Funding Corp. 6.000% due 01/25/2037	3,569	3,487
Banc of America Funding Trust 3.413% due 01/20/2047 ^~	546	528
BCAP LLC Trust
0.000% due 06/26/2036 ~	67	51
0.000% due 05/26/2037 ~	930	389
2.831% due 08/26/2037 ~	10,709	9,525
3.052% due 08/28/2037 ~	3,112	3,122
3.123% due 07/26/2037 ~	5,416	5,091
3.577% due 09/26/2036 ~	3,936	3,983
4.790% due 03/26/2037 þ	681	1,075
5.750% due 12/26/2035 ~	2,074	1,772
6.250% due 11/26/2036	2,871	2,554
Bear Stearns ALT-A Trust
0.589% due 01/25/2036 ^•	625	765
2.696% due 11/25/2035 ~	4,250	3,439
2.993% due 11/25/2036 ^~	328	219
3.073% due 09/25/2035 ^~	306	226
3.098% due 09/25/2047 ^~	4,310	2,858
CD Mortgage Trust 5.688% due 10/15/2048	103	101
Chase Mortgage Finance Trust
3.049% due 12/25/2035 ^~	4	4
5.500% due 05/25/2036 ^	6	5
Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	10	10
6.000% due 09/25/2037	449	459
Commercial Mortgage Loan Trust 5.972% due 12/10/2049 ~	1,447	673
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,698	1,346
6.000% due 08/25/2037 ^~	837	632
Countrywide Alternative Loan Trust
2.736% due 04/25/2036 ^~	478	437
5.500% due 03/25/2035	212	130
5.500% due 01/25/2036	335	269
5.750% due 01/25/2035	171	176
5.750% due 02/25/2035	229	211
5.750% due 12/25/2036 ^	653	410
6.000% due 02/25/2035	291	280
6.000% due 04/25/2036	395	256
6.000% due 04/25/2037 ^	1,320	835
6.250% due 11/25/2036 ^	526	478
6.250% due 12/25/2036 ^•	475	317
6.500% due 08/25/2036 ^	384	201

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

Countrywide Home Loan Mortgage Pass-Through Trust
0.669% due 03/25/2035 ^•		2,515	2,236
6.000% due 07/25/2037		1,220	776
6.250% due 09/25/2036 ^		357	203
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 6.000% due 11/25/2035 ^		270	254
Credit Suisse Mortgage Capital Certificates 2.767% due 10/26/2036 ~		6,955	5,653
Credit Suisse Mortgage Capital Mortgage-Backed Trust 5.750% due 04/25/2036 ^		108	76
First Horizon Mortgage Pass-Through Trust
2.625% due 11/25/2035 ^~		167	163
2.816% due 05/25/2037 ^~		150	87
IndyMac Mortgage Loan Trust 6.500% due 07/25/2037 ^		3,440	1,739
Jackson Park Trust 3.242% due 10/14/2039 ~		2,116	1,955
JP Morgan Alternative Loan Trust
2.729% due 05/25/2036 ^~		951	685
2.796% due 03/25/2036 ^~		1,040	930
3.320% due 03/25/2037 ^~		600	629
JP Morgan Mortgage Trust
2.725% due 10/25/2035 ~		79	79
2.725% due 02/25/2036 ^~		176	147
6.500% due 09/25/2035		59	54
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^		278	86
6.249% due 02/15/2040 ^~		212	89
Lehman Mortgage Trust
6.000% due 07/25/2037 ^		306	310
6.500% due 09/25/2037 ^		1,759	887
Lehman XS Trust 0.309% due 06/25/2047 •		1,192	1,154
MASTR Asset Securitization Trust 6.500% due 11/25/2037 ^		358	130
Merrill Lynch Mortgage Investors Trust 2.721% due 03/25/2036 ^~		1,213	764
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476% due 05/25/2035 ^þ		8	5
Residential Accredit Loans, Inc. Trust
3.247% due 12/26/2034 ^~		555	288
6.000% due 08/25/2036 ^		193	193
Residential Asset Securitization Trust
5.750% due 02/25/2036 ^		828	497
6.000% due 07/25/2037 ^		1,350	778
6.250% due 09/25/2037 ^		2,561	1,505
Residential Funding Mortgage Securities, Inc. Trust
4.180% due 08/25/2036 ^~		383	352
4.702% due 09/25/2035 ~		456	336
Structured Adjustable Rate Mortgage Loan Trust
2.933% due 01/25/2036 ^~		1,571	1,119
2.946% due 11/25/2036 ^~		1,305	1,265
SunTrust Adjustable Rate Mortgage Loan Trust 2.355% due 02/25/2037 ^~		123	116
WaMu Mortgage Pass-Through Certificates Trust
2.880% due 05/25/2037 ^~		601	604
3.060% due 02/25/2037 ^~		324	323
3.140% due 07/25/2037 ^~		558	568
3.176% due 10/25/2036 ^~		451	442

Total Non-Agency Mortgage-Backed Securities (Cost $69,833)			73,791

ASSET-BACKED SECURITIES 8.1%
Adagio CLO DAC 0.000% due 04/30/2031 ~	EUR	1,800	1,202
Apidos CLO
0.000% due 07/22/2026 ~		$1,500	1
0.000% due 01/20/2031 ~		4,500	2,561
Argent Securities Trust 0.469% due 03/25/2036 •		3,321	2,259
Avoca CLO DAC 0.000% due 07/15/2032 ~	EUR	2,230	2,136
Bear Stearns Asset-Backed Securities Trust
0.229% due 10/25/2036 ^•		$2,653	3,559
6.500% due 10/25/2036 ^		337	224
Belle Haven ABS CDO Ltd. 0.383% due 07/05/2046 •		180,259	458
CIFC Funding Ltd.
0.000% due 04/24/2030 ~		2,400	975
0.000% due 10/22/2031 ~		1,500	553
Citigroup Mortgage Loan Trust
0.239% due 12/25/2036 •		12,464	6,421
0.249% due 12/25/2036 •		1,528	1,032
Cork Street CLO Designated Activity Co. 0.000% due 11/27/2028 ~	EUR	2,366	2,201

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

Flagship Credit Auto Trust 0.000% due 05/15/2025 «(g)		$8	660
Fremont Home Loan Trust 0.239% due 01/25/2037 •		12,508	7,225
Grosvenor Place CLO BV 0.000% due 04/30/2029 ~	EUR	500	306
Home Equity Mortgage Loan Asset-Backed Trust 0.249% due 07/25/2037 •		$2,621	1,777
Lehman XS Trust 6.790% due 06/24/2046 þ		803	852
Magnetite Ltd. 0.000% due 01/15/2028 ~		5,650	2,665
Marlette Funding Trust
0.000% due 09/17/2029 «(g)		7	749
0.000% due 03/15/2030 «(g)		6	944
Merrill Lynch Mortgage Investors Trust 0.409% due 04/25/2037 •		425	288
Morgan Stanley Mortgage Loan Trust 6.250% due 02/25/2037 ^~		463	291
SLM Student Loan EDC Repackaging Trust 0.000% due 10/28/2029 «(g)		1	1,364
SLM Student Loan Trust 0.000% due 01/25/2042 «(g)		4	1,907
SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	527
0.000% due 10/15/2048 «(g)		1	393
SoFi Professional Loan Program LLC
0.000% due 05/25/2040 (g)		4,400	597
0.000% due 07/25/2040 «(g)		21	371
0.000% due 09/25/2040 «(g)		1,758	368
South Coast Funding Ltd. 0.728% due 08/10/2038 •		11,696	1,494
Taberna Preferred Funding Ltd.
0.481% due 12/05/2036 •		4,724	4,133
0.501% due 08/05/2036 •		293	260
0.501% due 08/05/2036 ^•		5,793	5,126
0.603% due 07/05/2035 •		1,702	1,540

Total Asset-Backed Securities (Cost $82,057)			57,419

SOVEREIGN ISSUES 3.3%
Argentina Government International Bond
0.500% due 07/09/2030 þ		4,017	1,257
1.000% due 07/09/2029		683	248
1.125% due 07/09/2035 þ		4,041	1,193
1.125% due 07/09/2046 þ		115	37
2.000% due 01/09/2038 þ		11,605	4,271
2.500% due 07/09/2041 þ		5,512	1,901
15.500% due 10/17/2026	ARS	61,630	129
34.163% (BADLARPP) due 10/04/2022 ~		58	0
Egypt Government International Bond
5.625% due 04/16/2030	EUR	1,800	1,921
6.375% due 04/11/2031		758	829
7.500% due 02/16/2061		$1,900	1,616
Ghana Government International Bond
6.375% due 02/11/2027		500	449
7.875% due 02/11/2035		600	512
8.750% due 03/11/2061		200	169
Ivory Coast Government International Bond
4.875% due 01/30/2032	EUR	3,400	3,850
6.625% due 03/22/2048		700	809
Provincia de Buenos Aires
37.905% due 04/12/2025 (m)	ARS	354,562	1,616
37.905% due 04/12/2025		8,450	39
South Africa Government International Bond 5.750% due 09/30/2049 (m)		$1,200	1,148
Turkiye Ihracat Kredi Bankasi A/S 8.250% due 01/24/2024		200	213
Ukraine Government International Bond 4.375% due 01/27/2030	EUR	1,205	1,301
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		$248	25
8.250% due 10/13/2024 ^(d)		28	3
9.250% due 09/15/2027 ^(d)		315	31

Total Sovereign Issues (Cost $33,525)			23,567

		SHARES
COMMON STOCKS 2.3%
COMMUNICATION SERVICES 0.8%
Clear Channel Outdoor Holdings, Inc. (e)		549,096	1,592
iHeartMedia, Inc. 'A' (e)		129,909	2,518

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

iHeartMedia, Inc. 'B' «(e)	100,822	1,758

		5,868

ENERGY 0.1%
Axis Energy Services 'A' «(e)(k)	2,048	30
Noble Corp. (e)(k)	21,190	533
Valaris Ltd. (e)	2,535	89

		652

INDUSTRIALS 1.3%
Neiman Marcus Group Ltd. LLC «(e)(k)	82,915	9,258
Noble Corp. (e)	1,598	40
Voyager Aviation Holdings «(e)	1,155	0
Westmoreland Mining Holdings LLC «(e)(k)	53,248	0

		9,298

MATERIALS 0.1%
Associated Materials Group, Inc. «(e)(k)	116,123	819

Total Common Stocks (Cost $13,030)		16,637

WARRANTS 2.0%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 «	819,000	504

INFORMATION TECHNOLOGY 1.9%
Windstream Holdings LLC - Exp. 09/21/2055 «	565,698	13,575

Total Warrants (Cost $4,690)		14,079

PREFERRED SECURITIES 8.8%
BANKING & FINANCE 4.7%
AGFC Capital Trust 1.874% (US0003M + 1.750%) due 01/15/2067 ~	1,800,000	1,063
Brighthouse Holdings LLC 6.500% due 07/27/2037 þ(i)	70,000	63
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)	1,000,000	1,095
Nationwide Building Society 10.250% ~	35,500	9,473
Stichting AK Rabobank Certificaten 19.437% due 12/29/2049 þ(i)	13,400,775	21,561

		33,255

INDUSTRIALS 4.1%
General Electric Co. 3.446% (US0003M + 3.330%) due 12/15/2021 ~(i)	268,000	262
Sequa Corp. (15.000% PIK) 15.000% «(c)	24,480	27,127
Voyager Aviation Holdings LLC 9.500% «	6,929	2,192

		29,581

Total Preferred Securities (Cost $46,425)		62,836

REAL ESTATE INVESTMENT TRUSTS 2.3%
REAL ESTATE 2.3%
Uniti Group, Inc.	274,273	3,925
VICI Properties, Inc.	423,584	12,432

Total Real Estate Investment Trusts (Cost $7,261)		16,357

SHORT-TERM INSTRUMENTS 8.8%
REPURCHASE AGREEMENTS (l) 1.7%		11,800

	PRINCIPAL AMOUNT (000s
U.S. TREASURY BILLS 6.8%
0.050% due 11/04/2021 - 04/21/2022 (f)(g)(o)(q)	48,750	48,742

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

U.S. TREASURY CASH MANAGEMENT BILLS 0.3%
0.043% due 01/11/2022 (g)(h)(o)(q)	2,055	2,055

Total Short-Term Instruments (Cost $62,597)		62,597

Total Investments in Securities (Cost $1,020,193)		1,042,869

Total Investments 146.2% (Cost $1,020,193)		$1,042,869
Financial Derivative Instruments (n)(p) (0.1)% (Cost or Premiums, net $10,792)		(522)
Auction Rate Preferred Shares (12.3)%		(87,425)
Other Assets and Liabilities, net (33.8)%		(241,679)

Net Assets Applicable to Common Shareholders 100.0%		$713,243

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.
(k)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders

Associated Materials Group, Inc.	08/24/2020	$737	$819	0.11%
Axis Energy Services 'A'	07/01/2021	30	30	0.00
Ferroglobe PLC 9.375% due 12/31/2025	02/09/2017 - 12/03/2019	1,675	1,757	0.25
Neiman Marcus Group Ltd. LLC	09/25/2020	2,719	9,258	1.30
Noble Corp.	02/05/2021 - 02/27/2021	285	533	0.07
Westmoreland Mining Holdings LLC	12/08/2014 - 10/19/2016	1,534	0	0.00

$6,980	$12,397	1.73%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(l)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

MBC	0.040%	10/29/2021	01/11/2021	$11,800	U.S. Treasury Floating Rate Note 0.089% due 04/30/2023	$(12,179)	$11,800	$11,800

Total Repurchase Agreements	$(12,179)	$11,800	$11,800

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOS	0.270%	10/12/2021	01/10/2022	$(4,345)	$(4,346)
BPS	0.280	10/12/2021	11/15/2021	(312)	(312)
0.330	08/06/2021	11/08/2021	GBP	(4,411)	(6,041)
0.480	10/12/2021	01/10/2022	$(2,199)	(2,199)
0.500	07/09/2021	01/05/2022	(2,782)	(2,786)
0.500	07/20/2021	01/20/2022	(8,960)	(8,972)
0.500	09/03/2021	02/11/2022	(1,110)	(1,111)

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

	0.500	10/15/2021	01/24/2022		(4,517)	(4,518)
	0.530	10/07/2021	05/12/2022		(4,398)	(4,400)
	0.530	10/12/2021	05/12/2022		(5,552)	(5,554)
	0.540	10/26/2021	03/08/2022		(2,146)	(2,147)
BRC	0.400	10/05/2021	11/08/2021		(1,858)	(1,859)
	0.500	08/06/2021	02/07/2022		(2,353)	(2,356)
	0.500	08/16/2021	01/18/2022		(336)	(337)
	0.500	09/03/2021	03/03/2022		(7,554)	(7,560)
	0.500	09/10/2021	02/07/2022		(3,089)	(3,091)
	0.500	09/10/2021	03/10/2022		(8,725)	(8,732)
	0.500	09/22/2021	02/07/2022		(1,582)	(1,583)
	0.500	09/24/2021	03/21/2022		(3,351)	(3,353)
	0.500	09/24/2021	03/24/2022		(5,259)	(5,262)
	0.500	09/30/2021	02/07/2022		(97)	(97)
	0.500	10/26/2021	03/10/2022		(2,494)	(2,494)
	0.500	10/28/2021	03/10/2022		(1,946)	(1,946)
	0.550	06/22/2021	03/10/2022		(1,866)	(1,869)
	0.550	10/04/2021	03/10/2022		(4,723)	(4,725)
	0.550	10/07/2021	03/10/2022		(8,428)	(8,431)
BYR	0.500	07/26/2021	01/26/2022		(5,466)	(5,474)
	0.500	07/30/2021	01/26/2022		(4,277)	(4,282)
	0.650	03/31/2021	03/25/2022		(14,369)	(14,424)
	0.650	06/25/2021	03/25/2022		(1,684)	(1,688)
	0.650	10/18/2021	03/25/2022		(1,435)	(1,436)
CDC	0.270	09/27/2021	01/27/2022		(8,545)	(8,547)
	0.270	10/01/2021	01/05/2022		(3,966)	(3,967)
	0.270	10/22/2021	01/27/2022		(1,367)	(1,367)
	0.270	10/27/2021	01/27/2022		(6,236)	(6,236)
	0.490	10/28/2021	03/23/2022		(1,953)	(1,953)
	0.500	10/22/2021	02/03/2022		(6,174)	(6,175)
CIW	0.280	10/12/2021	11/15/2021		(2,321)	(2,321)
IND	0.280	09/09/2021	03/09/2022		(5,683)	(5,685)
	0.300	06/09/2021	03/09/2022		(9,493)	(9,504)
	0.300	09/21/2021	01/26/2022		(7,136)	(7,139)
	0.300	10/22/2021	03/09/2022		(3,651)	(3,651)
	0.420	09/30/2021	01/26/2022		(8,768)	(8,772)
	0.540	10/29/2021	01/24/2022		(3,029)	(3,029)
JML	(0.350)	10/14/2021	01/17/2022	EUR	(2,076)	(2,400)
	(0.070)	10/25/2021	11/24/2021		(515)	(515)
	(0.050)	10/06/2021	TBD(3)		(742)	(742)
	0.350	10/19/2021	01/18/2022	GBP	(193)	(264)
RDR	0.270	09/22/2021	01/20/2022		$(1,544)	(1,544)
SOG	0.370	10/29/2021	11/19/2021		(4,769)	(4,769)
	0.400	10/06/2021	03/01/2022		(1,042)	(1,042)
	0.400	10/14/2021	03/01/2022		(2,077)	(2,078)
	0.500	07/21/2021	01/21/2022		(5,145)	(5,152)
	0.500	09/13/2021	01/21/2022		(1,898)	(1,899)
	0.500	09/28/2021	03/28/2022		(3,795)	(3,797)
	0.500	10/21/2021	01/21/2022		(784)	(784)
	0.500	10/26/2021	04/01/2022		(975)	(975)
	0.500	10/28/2021	04/19/2022		(2,631)	(2,631)
	0.500	10/29/2021	04/19/2022		(1,441)	(1,441)
	0.550	07/22/2021	03/02/2022		(506)	(507)
	0.550	07/27/2021	04/27/2022		(3,121)	(3,126)
	0.550	10/12/2021	04/27/2022		$(3,243)	(3,244)
	0.550	09/15/2021	05/04/2022		(2,999)	(3,001)
	0.550	09/24/2021	04/27/2022		(1,676)	(1,677)
	0.550	09/27/2021	04/27/2022		(1,319)	(1,320)
	0.550	10/12/2021	04/27/2022		(4,013)	(4,014)
	0.550	10/27/2021	04/27/2022		(4,990)	(4,990)
	0.550	11/01/2021	04/27/2022		(2,279)	(2,279)
TDM	0.220	08/09/2021	TBD(3)		(390)	(390)
	0.220	09/30/2021	TBD(3)		(630)	(630)
	0.250	04/16/2021	TBD(3)		(917)	(918)

Total Reverse Repurchase Agreements						$(247,860)

(m)	Securities with an aggregate market value of $276,000 and cash of $1,633 have been pledged as collateral under the terms of master agreements as of October 31, 2021.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended October 31, 2021 was $(95,477) at a weighted average interest rate of 0.416%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.523%		$2,300	$(4)	$163	$159	$0	$(8)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.825		1,600	(7)	120	113	0	(5)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	3.937	EUR	6,800	480	(84)	396	0	(58)
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	4.115		1,300	51	18	69	0	(11)
Rolls-Royce PLC	1.000	Quarterly	12/20/2025	1.505		14,400	(1,758)	1,436	(322)	1	0

							$(1,238)	$1,653	$415	$1	$(82)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	13,300	$(103)	$514	$411	$101	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		3,200	(46)	67	21	0	(12)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052		1,400	(9)	13	4	13	0
Receive	3-Month USD-LIBOR	0.250	Semi-Annual	12/18/2022		$150,500	73	5	78	21	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	06/17/2025		149,020	9,092	1,323	10,415	0	(78)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		26,800	1,267	222	1,489	0	(8)
Receive(5)	3-Month USD-LIBOR	1.350	Semi-Annual	01/20/2027		8,100	0	(10)	(10)	1	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		49,000	343	3,411	3,754	0	(3)
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		29,500	0	(79)	(79)	1	0
Receive	3-Month USD-LIBOR	1.380	Semi-Annual	08/24/2028		32,500	0	14	14	1	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		75,000	4,675	4,499	9,174	17	0
Receive	3-Month USD-LIBOR	1.160	Semi-Annual	04/12/2031		2,800	0	102	102	0	(1)
Receive	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		38,000	3,140	(457)	2,683	0	(33)
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	12/15/2031		40,600	(643)	43	(600)	0	(28)
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		201,500	(6,574)	76,515	69,941	997	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,400	(10)	(76)	(86)	0	(8)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		21,100	(49)	2	(47)	0	(104)
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		22,000	(85)	(584)	(669)	0	(113)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		6,000	(18)	(682)	(700)	0	(33)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		2,400	233	46	279	0	(10)
Receive(5)	3-Month USD-LIBOR	1.700	Semi-Annual	02/01/2052		187,400	1,405	1,788	3,193	0	(965)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	8,100	201	277	478	0	(62)
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	8,300	152	148	300	72	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032		9,800	(188)	282	94	100	0

							$12,856	$87,383	$100,239	$1,324	$(1,458)

Total Swap Agreements							$11,618	$89,036	$100,654	$1,325	$(1,540)

(o)

Securities with an aggregate market value of $6,500 and cash of $21,524 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

(5)	This instrument has a forward starting effective date.
(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	11/2021	GBP	26,795	$36,232	$0	$(438)
11/2021	$3	RUB	221	0	0
12/2021	267	MXN	5,571	3	0
12/2021	13	RUB	933	1	0
06/2022	PEN	1,483	$355	0	(11)
BPS	11/2021	CAD	1,460	1,181	1	0
11/2021	GBP	386	531	3	0
11/2021	$1,192	EUR	1,027	0	(5)
12/2021	AUD	111	$84	0	0
12/2021	PEN	5,194	1,302	2	0
10/2022	$1,273	PEN	5,194	0	(2)
BRC	11/2021	20	RUB	1,497	1	0
CBK	11/2021	GBP	2,040	$2,772	0	(20)
11/2021	PEN	3,196	777	0	(23)
11/2021	$803	PEN	3,196	0	(2)
12/2021	1,494	5,492	0	(120)
01/2022	1,349	5,499	24	0
02/2022	PEN	2,310	$565	0	(11)
03/2022	4,076	988	0	(27)
04/2022	1,942	483	0	0
08/2022	1,254	310	1	0
FBF	11/2021	$7	RUB	509	0	0
GLM	11/2021	21	1,574	1	0
12/2021	36	2,678	1	0
01/2022	38	2,788	0	0
HUS	11/2021	EUR	2,393	$2,784	17	0
11/2021	$2,430	EUR	2,093	0	(11)
11/2021	1	RUB	97	0	0
12/2021	EUR	5,087	$5,930	46	0
12/2021	PEN	183	49	4	0
JPM	11/2021	$3,732	GBP	2,738	15	0
RBC	11/2021	3,183	EUR	2,738	0	(18)
RYL	11/2021	525	452	0	(3)
SCX	11/2021	EUR	75,371	$87,398	270	0
11/2021	$687	EUR	591	0	(3)
12/2021	EUR	70,863	$82,053	88	0
12/2021	PEN	115	31	2	0
TOR	11/2021	$35,891	GBP	26,097	0	(176)
12/2021	GBP	26,097	$35,891	175	0
UAG	11/2021	$12	RUB	919	1	0
01/2022	12	854	0	0

Total Forward Foreign Currency Contracts	$656	$(870)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2021(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	1.856%	$1,000	$(195)	$170	$0	$(25)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.856	1,400	(278)	243	0	(35)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	1.856	1,700	(353)	310	0	(43)

$(826)	$723	$0	$(103)

INTEREST RATE SWAPS
Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Pay	3-Month USD-LIBOR	1.550%	Semi-Annual	01/20/2027	$35,800	$0	$10	$10	$0

Total Swap Agreements	$(826)	$733	$10	$(103)

(q)

Securities with an aggregate market value of $1,363 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of October 31, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2021

Investments in Securities, at Value
Loan Participations and Assignments	$1,871	$148,204	$31,309	$181,384
Corporate Bonds & Notes
Banking & Finance	0	128,941	0	128,941
Industrials	0	286,870	10,383	297,253
Utilities	0	64,048	0	64,048
Convertible Bonds & Notes
Industrials	0	3,473	0	3,473
Municipal Bonds & Notes
Illinois	0	64	0	64
Ohio	0	16,876	0	16,876
Puerto Rico	0	3,089	0	3,089
Virginia	0	821	0	821
West Virginia	0	4,855	0	4,855
U.S. Government Agencies	0	9,652	5,130	14,782
Non-Agency Mortgage-Backed Securities	0	73,791	0	73,791
Asset-Backed Securities	0	50,136	7,283	57,419
Sovereign Issues	0	23,567	0	23,567
Common Stocks
Communication Services	4,110	0	1,758	5,868
Energy	622	0	30	652
Industrials	0	40	9,258	9,298
Materials	0	0	819	819
Warrants
Industrials	0	0	504	504
Information Technology	0	0	13,575	13,575
Preferred Securities
Banking & Finance	0	33,255	0	33,255
Industrials	0	262	29,319	29,581
Real Estate Investment Trusts
Real Estate	16,357	0	0	16,357
Short-Term Instruments
Repurchase Agreements	0	11,800	0	11,800
U.S. Treasury Bills	0	48,742	0	48,742
U.S. Treasury Cash Management Bills	0	2,055	0	2,055

Total Investments	$22,960	$910,541	$109,368	$1,042,869

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,325	0	1,325
Over the counter	0	666	0	666

$0	$1,991	$0	$1,991
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,540)	0	(1,540)
Over the counter	0	(973)	0	(973)

$0	$(2,513)	$0	$(2,513)

Total Financial Derivative Instruments	$0	$(522)	$0	$(522)

Totals	$22,960	$910,019	$109,368	$1,042,347

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2021:
Category and Subcategory	Beginning Balance at 07/31/2021	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2021	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2021(1)

Investments in Securities, at Value

Schedule of Investments PIMCO Income Strategy Fund II (Cont.)	October 31, 2021 (Unaudited)

Loan Participations and Assignments	$20,167	$26,957	$(9,759)	$(3)	$70	$278	$0	$(6,401)	$31,309	$98
Corporate Bonds & Notes
Industrials	0	0	(46)	0	0	0	10,429	0	10,383	0
U.S. Government Agencies	5,117	0	(23)	3	8	25	0	0	5,130	24
Asset-Backed Securities	8,356	0	0	24	0	(500)	0	(597)	7,283	(428)
Common Stocks
Communication Services	2,346	0	0	0	0	(588)	0	0	1,758	(587)
Energy	30	0	0	0	0	0	0	0	30	0
Industrials	9,123	0	0	0	0	135	0	0	9,258	135
Materials(2)	822	0	0	0	0	(3)	0	0	819	(3)
Warrants
Industrials	516	0	0	0	0	(12)	0	0	504	(12)
Information Technology	12,624	0	0	0	0	951	0	0	13,575	951
Preferred Securities
Industrials	27,166	341	0	0	0	1,812	0	0	29,319	2,962

Totals	$86,267	$27,298	$(9,828)	$24	$78	$2,098	$10,429	$(6,998)	$109,368	$3,140

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory		Ending Balance at 10/31/2021	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$23,804	Proxy Pricing			Base Price		%	98.000 - 100.000	99.438
		4,577	Reference Instrument			Yield			5.207	—
		2,928	Third Party Vendor			Broker Quote			60.000 - 100.500	99.566
Corporate Bonds & Notes
Industrials		10,383	Reference Instrument			Weighted Average		BRL	53.507	—
U.S. Government Agencies		5,130	Proxy Pricing			Base Price		%	61.740	—
Asset-Backed Securities		7,283	Proxy Pricing			Base Price			20.950 - 94,381.570	39,326.810
Common Stocks
Communication Services		1,758	Other Valuation Techniques(3)			—			—	—
Energy		30	Other Valuation Techniques(3)			—			—	—
Industrials		9,258	Discounted Cash Flow			Discount Rate			14.250	—
Materials		819	Other Valuation Techniques(3)			—			—	—
Warrants
Industrials		504	Other Valuation Techniques(3)			—			—	—
Information Technology		13,575	Comparable Companies			EBITDA Multiple		x	4.400	—
Preferred Securities
Industrials		27,127	Comparable Companies			EBITDA Multiple		x/x	11.700/8.900	—
		2,192	Other Valuation Techniques(3)			—			—	—

Total		$109,368

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2021 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Sector type updated from Financials to Materials since prior fiscal year end.
(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund, by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Fund's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed-through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of October 31, 2021, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	RDR	RBC Capital Markets LLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	NatWest Markets Plc
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London
BYR	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	TDM	TD Securities (USA) LLC
CDC	Natixis Securities Americas LLC	JPM	JP Morgan Chase Bank N.A.	TOR	The Toronto-Dominion Bank
CIW	CIBC World Markets Corp.	MBC	HSBC Bank Plc	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble
BRL	Brazilian Real	MXN	Mexican Peso	USD (or $)	United States Dollar
CAD	Canadian Dollar

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR	US0003M	ICE 3-Month USD LIBOR
EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	DAC	Designated Activity Company	PIK	Payment-in-Kind
BBR	Bank Bill Rate	EBITDA	Earnings before Interest, Taxes, Depreciation and Amoritization	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding